EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Fred Kornberg, Chief Executive Officer of Comtech Telecommunications Corp., certify that:

The Form 10-Q of Comtech Telecommunications Corp. for the period ended January 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Comtech Telecommunications Corp. as of the dates and for the periods presented.


Date:  March 12, 2003                 By:          /s/ Fred Kornberg
                                          --------------------------------------
                                           Fred Kornberg
                                           Chairman of the Board
                                           Chief Executive Officer and President
                                           (Principal Executive Officer)


This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Comtech
Telecommunications Corp. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.